FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
Disclosure Of Detailed Information About Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS [Text Block]

22. FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS

Copper Stream liability

Concurrently with the acquisition of Minera Kolpa on May 1, 2025, the Company entered into a ten -year Copper Stream agreement on copper produced from Kolpa (the "Copper Stream") with Versamet Royalties Corporation ("Versamet"). Under the Copper Stream agreement, Versamet provided a $35.0 prepayment used to finance the cash consideration of the Kolpa acquisition on May 1, 2025. In exchange Versamet will receive refined copper LME Warrants or copper credits in the amount greater of: (i) 95.8% of produced copper or (ii) 0.03 pounds of copper per pound of lead produced. After 6,000 tonnes are delivered, Versamet will purchase 71.85% of produced copper, decreasing to 47.9% after 10,500 tonnes until the end of the term of the agreement.

The purchase price is based on the spot price of refined copper. Until the liability is repaid, Versamet will pay 10% of the spot price in cash per tonne, with the remaining 90% offset against the prepayment. Once the prepayment is fully applied, Versamet will continue to pay 10% of the spot price. Versamet holds a right of first refusal on future royalties, streams, or similar interests from Kolpa. The agreement is secured by an equity pledge in Kolpa.

The copper stream liability is classified as level 3 in the fair value hierarchy and measured at fair value through profit or loss. The stream is valued using a discounted cash flow model based on current market and operational assumptions. The key unobservable inputs used in the valuations include a discount rate reflecting credit risk and asset-specific risk, copper price forecasts, based on observable forward price curves over the expected production term. At the date of the initial recognition and December 31, 2025, rates of 8.6% and 7.5% were used respectively. The valuation involves significant judgment related to the life-of-mine production schedule, including expected output timing and volumes.

Contingent payment on business acquisition (Note 4)

The contingent payment is payable in cash within 24 months of closing of the acquisition of Minera Kolpa and is classified as level 3 in the fair value hierarchy and measured at fair value through profit or loss. Consideration is valued using a discounted cash flow model. The key unobservable inputs used in the valuation include a discount rate of 15.0%, as well as assumptions about the silver equivalent ounces expected to be reported as Kolpa's mineral reserves and resources in a future technical report.

Commodity contracts

In connection with the Terronera Debt Facility (Note 11), on March 28, 2024, the Company entered into gold forward swap contracts to hedge against the fluctuation in gold prices. These have been amended to reflect the current gold production profile, with settlement of 68,000 oz from August 2025 to June 2027 with a forward price of $2,311 per ounce of gold. During the year ended December 31, 2025, the Company settled 13,946 gold oz under forward swap contracts and as of December 31, 2025, had 54,056 gold oz outstanding.

In relation to the amendment to the Terronera Debt facility, in June 2025, the Company implemented un-margined zero-cost collars for 968,000 oz of silver with a price range of $31 to $42 per oz, settling over the period from October 2025 to July 2026. During the year ended December 31, 2025, the Company settled 226,065 silver oz collars and as of December 31, 2025, had 741,935 silver collar oz outstanding.

Foreign exchange contracts

The Company also hedges a portion of the estimated operating expenditures incurred in Mexican Pesos. During the year ended December 31, 2025, the Company settled $53.3 of MXN forward contracts and recognized realized gains of $5.0. As of December 31, 2025, the Company had $30.0 Mexican Peso forward contracts with a weighted average settlement exchange rate of 18.95 pesos for US dollar settling between January 2026 and January 2027.

As at December 31, 2025, the fair values of the Company's derivatives and other financial instruments measured at fair value.

	Gold forward swap	Silver collars	Mexican Peso forward	Copper stream liability	Convertible notes derivative	Total

Derivative liability at December 31, 2024	$(24.6)	$-	$(2.3)	$-	$-	$(26.9)
Recognized at copper stream inception	-	-	-	(35.0)	-	(35.0)
Recognized at convertible note offering	-	-	-	-	1.9	1.9
(Loss) gain on revaluation	(85.5)	(20.2)	3.4	(13.2)	6.1	(109.3)
Settled copper stream liability	-	-	-	3.5	-	3.5
Derivative asset (liability) at December 31, 2025	$(110.1)	$(20.2)	$1.1	$(44.7)	$8.0	$(165.9)

Presented in the statement of financial position:
Derivative asset	$-	$-	$1.1	$-	$-	$1.1
Non-current derivative assets	-	-	-	-	8.0	8.0
Derivative liabilities	(73.9)	(20.2)	-	-	-	(94.1)
Non-current derivative liabilities	(36.2)	-	-	-	-	(36.2)
Current copper stream liability	-	-	-	(7.7)	-	(7.7)
Non-current copper stream liability	-	-	-	(37.0)	-	(37.0)
Derivative asset (liability) at December 31, 2025	$(110.1)	$(20.2)	$1.1	$(44.7)	$8.0	$(165.9)

(Loss) gain on revaluation	$(85.5)	$(20.2)	$3.4	$(13.2)	$6.1	$(109.3)
Realized (loss) gain on derivatives	(20.5)	(1.4)	5.0	-	-	(16.9)
Loss on derivative contracts	$(106.0)	$(21.6)	$8.4	$(13.2)	$6.1	$(126.2)

(a) Financial assets and liabilities

As at December 31, 2025, the carrying and fair values of the Company's financial instruments by category are as follows:

	Fair value through profit or loss	Amortized cost	Carrying value	Fair value

Financial assets:
Cash and cash equivalents	$-	$215.4	$215.4	$215.4
Other investments	1.0	-	1.0	1.0
Accounts and other receivables	20.6	3.1	23.8	23.8
Derivative assets	9.1	-	9.1	9.1
Loans receivable	-	2.6	2.6	2.6
Total financial assets	$30.7	$221.1	$251.9	$251.9

Financial liabilities:
Accounts payable, accrued liabilities and other current liabilities	$8.9	$111.5	$120.4	$120.4
Derivative liabilities	130.3	-	130.3	130.3
Copper stream liability	44.7	-	44.7	44.7
Contingent payment	8.8	-	8.8	8.8
Loans payable	-	12.7	12.7	12.7
Convertible senior notes	-	231.2	231.2	231.2
Total financial liabilities	$192.7	$355.4	$548.1	$548.1

As at December 31, 2024, the carrying and fair values of the Company's financial instruments by category are as follows:

	Fair value through profit or loss	Amortized cost	Carrying value	Fair value

Financial assets:
Cash and cash equivalents	$-	$106.4	$106.4	$106.4
Other investments	1.1	-	1.1	1.1
Accounts and other receivables	3.3	0.3	3.6	3.6
Loans receivable	-	2.6	2.6	2.6
Total financial assets	$4.4	$109.3	$113.7	$113.7

Financial liabilities:
Accounts payable, accrued liabilities and other current liabilities	$3.8	$50.1	$53.9	$53.9
Derivative liabilities	26.9	-	26.9	26.9
Loans payable	-	120.2	120.2	120.2
Total financial liabilities	$30.7	$170.3	$201.0	$201.0

(b) Fair value hierarchy

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

Level 1: Other investments are comprised of investments in shares of companies. When there is an active market, fair values are determined based on a market approach reflecting the closing price of each particular security at the reporting date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the investment. As a result, $0.9 of these financial assets have been included in Level 1 of the fair value hierarchy.

Cash settled deferred share units are determined based on a market approach reflecting the Company's closing share price or share price at redemption date for any pending settlements.

Level 2: The Company determines the fair value of the embedded derivatives as follows: of the embedded derivatives related to its trade receivables based on the quoted closing price obtained from the silver and gold metal exchanges; derivative liabilities related to Mexican peso forwards, silver collars and gold forward swaps values are determined by using forward prices from observable market curves for these contracts at the period end date.

Level 3: Included in other investments are share purchase warrants, copper stream liability, contingent payments payable related to acquisition of Minera Kolpa and early redemption derivative asset embedded in convertible senior notes. Fair value of the share purchase warrants at each period end has been estimated using the Black-Scholes Option Pricing Model. The copper stream liability is valued using a discounted cash flow model based on current market and operational assumptions disclosed above. Contingent payable related to acquisition of Minera Kolpa is value using a probability weighted discounted cashflows with key assumptions being likelihood and timing of the milestones being reached. Early redemption derivative asset embedded in the convertible senior notes is valued using FINCAD model with key assumptions being underlying stock volatility and the Company's credit spread.

Assets and liabilities as at December 31, 2025, measured at fair value on a recurring basis include:

	Level 1	Level 2	Level 3	Total
Financial assets:
Other investments	$0.9	$-	$0.1	$1.0
Trade receivables	-	20.6	-	20.6
Derivative assets	-	1.1	8.0	9.1
Total financial assets	$0.9	$21.7	$8.1	$30.7

Financial liabilities:
Cash settled deferred share units	$8.9	$-	$-	$8.9
Derivative liability	-	130.3	-	130.3
Copper stream liability	-	-	44.7	44.7
Contingent payment	-	-	8.8	8.8
Total financial liabilities	$8.9	$130.3	$53.5	$192.7

Assets and liabilities as at December 31, 2024 measured at fair value on a recurring basis include:

	Level 1	Level 2	Level 3	Total

Financial assets:
Other investments	$1.1	$-	$-	$1.1
Trade receivables	-	3.3	-	3.3
Total financial assets	$1.1	$3.3	$-	$4.4

Financial liabilities:
Cash settled deferred share units	$3.8	$-	$-	$3.8
Derivative liability	-	26.9	-	26.9
Total financial liabilities	$3.8	$26.9	$-	$30.7

(c) Financial instrument risk exposure and risk management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board approves and monitors the risk management process. The types of risk exposure and the manner in which such exposures are managed is outlined as follows:

Credit Risk

The Company is exposed to credit risk on its bank accounts, accounts and other receivables and loan receivables. Credit risk exposure on bank accounts is limited through maintaining the Company's balances with high-credit quality financial institutions, maintaining investment policies, assessing institutional exposure and continual discussion with external advisors. Accounts and other receivables are generated on the sale of concentrate inventory to reputable metal traders as well as various other receivables arising from operations. The Company reduces credit risk by restricting dealings to counterparties with acceptable credit profiles, managing concentration through exposure limits, and applying continuous credit monitoring practices. There has been no indication of a change in creditworthiness of the counterparty to the loan receivable since the initial recognition.

The carrying amount of financial assets represents the Company's maximum credit exposure.

As of December 31, 2025, none of the trade receivables were overdue by more than 30 days (2024 - $nil), $0.6 of the other receivables were overdue more than 30 days (2024 - $nil) and $1.3 of the loan receivables are overdue by more than 30 days (December 31, 2024 - $0.2). The Company's historical default rate and frequency of losses are low, and the lifetime expected credit loss allowance for receivables is nominal as at December 31, 2025.

Market Risk

Significant market related risks to which the Company is exposed consist of foreign currency risk, commodity price risk and interest rate risk.

Foreign Currency Risk - The Company's operations in Mexico and Canada make it subject to foreign currency fluctuations.  Certain of the Company's operating expenses are incurred in Mexican pesos and Canadian dollars, therefore the fluctuation of the US dollar in relation to these currencies will consequently have an impact on the profitability of the Company and may also affect the value of the Company's assets and the amount of shareholders' equity. To manage foreign currency risk, the Company has entered into Mexican Peso forward purchase contracts, which partially reduce exposure to exchange rate volatility impacting operating expenditures denominated in MXN.

The US dollar equivalents of financial assets and liabilities denominated in currencies other than the US dollar as at December 31, 2025, are as follows:

	December 31, 2025			December 31, 2024
	Canadian Dollar	Mexican Peso	Peruvian Sol	Canadian Dollar	Mexican Peso

Financial assets	$1.9	$2.7	$7.0	$1.5	$2.4
Financial liabilities	(12.4)	(50.1)	(29.0)	(6.0)	(16.3)
Net financial assets (liabilities)	$(10.5)	$(47.4)	$(22.0)	$(4.5)	$(13.9)

Of the financial assets listed above, $0.9 (2024 - $0.4) represents cash and cash equivalents held in Canadian dollars, $2.6 (2024 - $2.4) represents cash held in Mexican pesos and $5.2 represents cash held in Peruvian sol (2024 - $nil). The remaining cash balance is held in US dollars.

As at December 31, 2025, with other variables unchanged, a 5% strengthening of the US dollar against the Canadian dollar would increase net earnings by $0.5 due to these financial assets and liabilities.

As at December 31, 2025, with other variables unchanged, a 5% strengthening of the US dollar against the Mexican peso would increase net earnings by $2.2 due to these financial assets and liabilities.

As at December 31, 2025, with other variables unchanged, a 5% strengthening of the US dollar against the Peruvian sol would increase net earnings by $1.0 due to these financial assets and liabilities.

Commodity Price Risk - Gold, silver and copper prices have historically fluctuated significantly and are affected by numerous factors outside of the Company's control, including, but not limited to, industrial and retail demand, central bank lending, forward sales by producers and speculators, levels of worldwide production, short-term changes in supply and demand due to speculative hedging activities and certain other factors. To partially reduce exposure to gold and silver price risk, the Company has entered into gold forward swap contracts and silver zero-cost collar contracts. Additionally, precious metal prepayment obligation contract substantially reduces the Company's exposure to future copper price fluctuations.

As at December 31, 2025, the following sensitivities reflect the impact of a 5% increase in the relevant forward commodity prices used in the valuation at that date, with all other valuation inputs held constant:

• A 5% increase in forward copper prices would result in an approximate $2.3 increase in the copper stream liability.
• A 5% increase in forward gold prices would result in an approximate $11.7 increase in the gold forward swap liabilities.
• A 5% increase in forward silver prices would result in an approximate $2.5 increase in the silver zero-cost collar liabilities.

Interest Rate Risk - The interest rate risk is the risk that the fair value or the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The interest rate on the Debt Facility is variable and based on the exposure as of December 31, 2025, a 1% change in interest rate would result in an increase or decrease of interest costs in the amount of $0.1 per year. As of December 31, 2025, all of the Company's outstanding equipment financing obligations bear interest at fixed rates and are not exposed to changes in future cash flows attributable to changes in market interest rates.

The Company is exposed to interest rate risk on its contingent payment related to the Purchase of Minera Kolpa. The consideration is valued using a discounted cash flow model, using a discount rate of 15.0%, as well as assumptions about future technical report's silver equivalent ounces contained in Kolpas reserves and resources. Based on the exposure as of December 31, 2025, a 1% change in the interest rates would result in an increase or decrease of approximately $0.1 in interest earned by the Company.

The Company is exposed to interest rate risk on its cash and cash equivalents. The cash and cash equivalent interest earned is based on bank account interest rates which may fluctuate. Based on the exposure as of December 31, 2025, a 1% change in the interest rates would result in an increase or decrease of approximately $2.2 in interest earned by the Company. The Company has not entered into any derivative contracts to manage the interest rate risk.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages liquidity risk by continually monitoring forecasted and actual cash flows. The Company has in place a planning and budgeting process to help determine the funds required to support its normal operating requirements and development plans.  The Company aims to maintain sufficient liquidity to meet its short-term business requirements, taking into account its anticipated cash flows from operations, its holdings of cash and cash equivalents, and its committed and anticipated liabilities. As at December 31, 2025, the Company had a working capital surplus of $146.4, including $26.1 net assets presented as held for sale in Note 24.

The following table summarizes the remaining contractual maturities of the Company's financial liabilities at December 31, 2025:

	Less than	1 to 3	4 to 5	Over 5
	1 year	years	years	years	Total

Accounts payable, accrued liabilities and other current liabilities	$120.4	$-	$-	$-	$120.4
Loans payable	9.3	4.1	-	-	13.4
Lease liabilities	1.4	0.7	-	-	2.1
Reclamation and rehabilitation obligation	-	7.6	0.6	19.1	27.3
Gold forward swaps	80.1	34.6	-	-	114.7
Silver collar contracts	21.5	-	-	-	21.5
Copper stream liability	7.9	16.2	14.3	20.4	58.8
Contingent payment	-	10.0	-	-	10.0
Convertible note debenture	0.5	1.8	1.8	350.4	354.5
Total contractual obligations	$241.1	$75.0	$16.7	$389.9	$722.7